SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report: (Date of earliest event reported): July 15, 2003

                         Commission File No.: 000-49705



                                   LISTO, INC.
          ------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                                      86-1031851
---------------------------------             -------------------------------
(State or other jurisdiction of              (IRS Employer Identification No.)
incorporation or organization)


               39612 North Central Avenue, Phoenix, Arizona 85086
              -----------------------------------------------------
                    (Address of principal executive offices)


                                  (602)614-6081
                            ------------------------
                            (Issuer telephone number)


                                    GBO, Inc.
                   -------------------------------------------
                   (Former name, if changed since last report)

                  4213 North Tabor Street, Mesa, Arizona 82515
          ------------------------------------------------------------
                 (Former address, if changed since last report)






Item 1. Changes in Control of Registrant.

     On May 15, 2003, GBO, Inc. (the "Company" or "Registrant") entered into a Plan of Merger with Listo, Inc.("Listo"), a private Nevada corporation, providing that the Company issue one share of its common stock for each share owned by the shareholders of Listo. No shareholders of Listo exercised their right to dissent to the merger, therefore, all 3,676,000 of the issued and outstanding shares of Listo were acquired by the Company. Articles of Merger


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were filed with the Nevada  Secretary of State on July 15, 2003,  providing that the effective date of the merger is June 1, 2003. On June 1, 2003, William D. O'Neal returned 9,560,000 shares of the Company's common stock to the treasury of the Company. As a result of the merger, there were 4,176,000 shares of the Company's common stock issued and outstanding following the merger with the shareholders of Listo owning, on a pro rata basis, approximately 88% of those shares and the original shareholders of the Company owning, on a pro rata basis, approximately 12% of the shares.

     After taking into consideration the 3,676,000 shares issued to acquire shares of Listo and the return of 9,560,000 shares formerly outstanding, shareholders who presently beneficially own 5% or more of the voting stock of the Company are:

Robert Smart                                 2,000,000  Shares (47.9%)

Kevin Krause                                   500,000  Shares (12.0%)

Dale Patterson                                 222,000  Shares ( 7.3%)

     Pursuant to the Plan of Merger, the officers and directors of the Company were immediately replaced by the respective officers and directors of Listo who will serve until the next annual meeting of the shareholders.

Item 5. Other Events.

     The Company's Articles of Incorporation were amended pursuant to the Articles of Merger filed with the Nevada Secretary of State on July 15, 2003, to change the Company's name to Listo, Inc.

Item 7. Financial Statements and Exhibits.


     (c) Exhibits: The exhibits listed below are attached and filed as part of this report:

 Exhibits         Description
 --------         --------------
  2.1             Articles of Merger
  2.2             Exhibit A to Articles of Merger:  Plan of Merger

                  Letter Requesting Extension of Time to File Financial
                  Statements


                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto authorized.

                                                        Listo, Inc.

                                                  By:  /s/ Robert Smart
July 24, 2003                                    ----------------------------
                                                           Robert Smart
                                                           President


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